UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 17, 2022

Canopy Growth Corporation

(Exact name of registrant as specified in its charter)

Canada	001-38496	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Hershey Drive Smiths Falls, Ontario	K7A 0A8
(Address of principal executive officers)	(Zip Code)

(855) 558-9333

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value	CGC	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02	Unregistered Sales of Equity Securities.

On May 17, 2022, Canopy Growth Corporation (“Canopy Growth”) and/or its wholly-owned subsidiary, Canopy Oak LLC (“Canopy Sub”) entered into option agreements (the “Option Agreements”) with Lemurian, Inc. (“Jetty”) and/or the other parties thereto, pursuant to which Canopy Sub has acquired the right, exercisable upon federal permissibility of THC in the United States or such earlier date as Canopy Sub may elect, to acquire up to 100% of the equity interests in Jetty.

Under the Option Agreements, Canopy Growth will make aggregate upfront payments in the amount of approximately USD$69 million through a combination of cash and Canopy Growth common shares, a majority of which will be Canopy Growth common shares, in exchange for approximately 75% of the equity interests in Jetty, subject to certain adjustments. Upon exercise of the rights to acquire up to 100% of the equity interests in Jetty covered by the first option agreement, Canopy Growth will make an additional payment pursuant to the terms of the Option Agreements, to be satisfied through a combination of cash and Canopy Growth common shares.

Until such time as Canopy Sub elects to exercise its rights to acquire Jetty, Canopy Growth and Canopy Sub will have no direct or indirect economic or voting interests in Jetty, Canopy Growth and Canopy Sub will not directly or indirectly control Jetty, and Canopy Growth and Canopy Sub, on the one hand, and Jetty, on the other hand, will continue to operate independently of one another.

Item 8.01	Other Events.

On May 18, 2022, Canopy Growth issued a press release announcing its plan to acquire Jetty. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release dated May 18, 2022

104	Cover Page Interactive Data File—the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANOPY GROWTH CORPORATION

By:	/s/ Judy Hong
Judy Hong Chief Financial Officer

Date: May 18, 2022